Exhibit 10.30

Summary of Compensation Arrangements of Named Executive Officers

The Compensation Committee of the Board of Directors of the Company approved the following compensation arrangements for the Company’s named executive officers, as set forth below, effective for fiscal 2006:

HOWARD R. LEVINE

Base Salary:          $ 725,000

Incentive Profit Sharing Plan Bonus Percentage:                                 100%

Option Grants: 150,000 Shares

Performance Share Rights Award (3-year performance period): 37,500 Rights

Performance Share Rights Award (1-year performance period): 12,500 Rights

R. JAMES KELLY

Base Salary:          $ 460,000

Incentive Profit Sharing Plan Bonus Percentage: 75% (increase from 65%)

Option Grants: 95,000 Shares

Performance Share Rights Award (3-year performance period): 24,000 Rights

Performance Share Rights Award (1-year performance period): 8,000 Rights

CHARLES S. GIBSON, JR.

Base Salary:          $ 310,000

Incentive Profit Sharing Plan Bonus Percentage:                                 50%

Option Grants:  35,000 Shares

Performance Share Rights Award (3-year performance period): 7,500 Rights

Performance Share Rights Award (1-year performance period): 2,500 Rights

IRVING NEGER(1)

Base Salary:          $ 270,000

Incentive Profit Sharing Plan Bonus Percentage:                                 35%

Option Grants: 17,000 Shares

Performance Share Rights Award (3-year performance period): 4,000 Rights

Performance Share Rights Award (1-year performance period): 1,333 Rights

JANET G. KELLEY

Base Salary:  $ 283,000

Incentive Profit Sharing Plan Bonus Percentage:                                 35%

Option Grants: 22,000 Shares

Performance Share Rights Award (3-year performance period): 4,000 Rights

Performance Share Rights Award (1-year performance period): 1,333 Rights

(1) Mr. Neger’s employment was terminated October 20, 2005.